                                                                   Exhibit 23.4




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Saxton Incorporated on Form S-8 of our report dated March 12, 1999 appearing in the Annual Report on Form 10-K/A of Saxton Incorporated for the year ended December 31, 1998.

Deloitte & Touche LLP

August 6, 1999